AMENDMENT NO 1

TO

LICENSE AGREEMENT

THIS AMENDMENT No. 1 (“Amendment No. 1”) to the License Agreement by and between Microsoft Corporation, located at One Microsoft Way, Redmond, WA 98052 (“Microsoft”), and Smarte Solutions, Inc., located at 611 South Congress Avenue, Suite 350, Austin, TX 78704 (“Licensor”), is made effective as of this 6th day of November, 2003 (“Effective Date”).

WHEREAS, Microsoft and Licensor have entered into that certain License Agreement, dated December 17, 2002 (the “Agreement”); and

WHEREAS, the parties desire to modify certain terms and conditions contained in the Agreement;

NOW, THEREFORE, in consideration of the foregoing premises, as well as the obligations herein made and undertaken, the parties hereto, intending to be legally bound, do hereby covenant and agree as follows:

1.

Whereas the Agreement permits Microsoft to utilize Licensor’s SmarteSECURE product only with respect to CD-ROM media, the parties agree that, as of the Effective Date of this Amendment No. 1, Microsoft shall be permitted to use SmarteSECURE with respect to DVD media as well.  All applicable rights, responsibilities and licenses shall be appropriately modified to allow such use.

2.

In Section 4.1 of the Agreement, each use of the words “Copy Protected Disc(s)” shall be amended to say “Copy Protected Disc(s) or DVDs”.

3.

As modified by this Amendment No. 1, the Agreement remains in full force and effect.  In the event of any conflict between the Agreement and this Amendment No. 1, the terms of this Amendment No. 1 shall prevail.

IN WITNESS WHEREOF, the parties have duly executed duplicate originals of this Amendment No. 1.

SMARTE SOLUTIONS, INC.                                                    MICROSOFT CORPORATION

By:  /s/ BALA VISHWANATH                                                By:  /s/ DAVID HOLMES
Name:  Bala Vishwanath                                                            Name:  David Holmes
Title Chairman & CEO                                                                Title:  Director of Shared Resources